                                  POWER OF ATTORNEY

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                 FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                       WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                 "STI CLASSIC VARIABLE ANNUITY" AS FILED ON FORM S-1


    Know all men by these presents that Louis G. Lower II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       January 15, 1997
                                  ------------------------------
                                  Date


                                   /s/ LOUIS G. LOWER, II
                                  ----------------------------
                                  Louis G. Lower, II
                                  Chairman of the Board and
                                   Chief Executive Officer
                                  Glenbrook Life and Annuity Company

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                 FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                       WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                 "STI CLASSIC VARIABLE ANNUITY" AS FILED ON FORM S-1


    Know all men by these presents that Marla G. Friedman whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                      January 15, 1997
                                  ------------------------------
                                  Date


                                   /s/ MARLA G. FRIEDMAN
                                  ----------------------------
                                  Marla G. Friedman
                                  Vice President
                                  Glenbrook Life and Annuity Company

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                 FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                       WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                 "STI CLASSIC VARIABLE ANNUITY" AS FILED ON FORM S-1


    Know all men by these presents that Kevin R. Slawin whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                      January 15, 1997
                                  ------------------------------
                                  Date


                                   /s/ KEVIN R. SLAWIN
                                  ----------------------------
                                  Kevin R. Slawin
                                  Vice President
                                  Glenbrook Life and Annuity Company

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                 FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                       WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                 "STI CLASSIC VARIABLE ANNUITY" AS FILED ON FORM S-1


    Know all men by these presents that Peter H. Heckman whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                     January 15, 1997
                                  ------------------------------
                                  Date


                                   /s/ PETER H. HECKMAN
                                  ----------------------------
                                  Peter H. Heckman
                                  President, Chief Operating Officer
                                    and Director
                                  Glenbrook Life and Annuity Company

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                 FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                       WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                 "STI CLASSIC VARIABLE ANNUITY" AS FILED ON FORM S-1


    Know all men by these presents that Keith A. Hauschildt whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       January 15, 1997
                                  ------------------------------
                                  Date


                                   /s/ KEITH A. HAUSCHILDT
                                  ----------------------------
                                  Keith A. Hauschildt
                                  Assistant Vice President &
                                       Controller
                                  Glenbrook Life and Annuity Company

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                 FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                       WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                 "STI CLASSIC VARIABLE ANNUITY" AS FILED ON FORM S-1


    Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                     January 15, 1997
                                  ------------------------------
                                  Date


                                   /s/ MICHAEL J. VELOTTA
                                  ----------------------------
                                  Michael J. Velotta
                                  Vice President, Secretary, General
                                    Counsel and Director
                                  Glenbrook Life and Annuity Company

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                 FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                       WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                 "STI CLASSIC VARIABLE ANNUITY" AS FILED ON FORM S-1


    Know all men by these presents that John R. Hunter whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                      January 15, 1997
                                  ------------------------------
                                  Date


                                   /s/ JOHN R. HUNTER
                                  ----------------------------
                                  John R. Hunter
                                  Director
                                  Glenbrook Life and Annuity Company

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                 FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                       WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                 "STI CLASSIC VARIABLE ANNUITY" AS FILED ON FORM S-1


    Know all men by these presents that G. Craig Whitehead whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                    January 15, 1997
                                  ------------------------------
                                  Date


                                   /s/ G. CRAIG WHITEHEAD
                                  ----------------------------
                                  G. Craig Whitehead
                                  Assistant Vice President and
                                   Director
                                  Glenbrook Life and Annuity Company

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                 FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                       WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                 "STI CLASSIC VARIABLE ANNUITY" AS FILED ON FORM S-1


    Know all men by these presents that Casey J. Sylla whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                    January 15, 1997
                                  ------------------------------
                                  Date


                                   /s/ CASEY J. SYLLA
                                  ----------------------------
                                  Casey J. Sylla
                                  Chief Investment Officer
                                  Glenbrook Life and Annuity Company

                                  POWER OF ATTORNEY

                WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                 FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                       WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
                 "STI CLASSIC VARIABLE ANNUITY" AS FILED ON FORM S-1


    Know all men by these presents that James P. Zils whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                    January 15, 1997
                                  ------------------------------
                                  Date


                                   /s/ JAMES P. ZILS
                                  ----------------------------
                                  James P. Zils
                                  Treasurer
                                  Glenbrook Life and Annuity Company